Delaware Group Equity Funds IV

Delaware Small Cap Growth Fund

Supplement to the Fund’s Statutory Prospectus
dated July 29, 2022, as amended

Effective immediately, the following replaces the information in the section entitled “Fund summary – Delaware Small Cap Growth Fund – What are the Fund’s principal investment strategies?”:

The Fund invests primarily in common stocks of growth-oriented companies that its investment manager, Delaware Management Company (Manager), believes have long-term capital appreciation potential and expect to grow faster than the US economy. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-capitalization companies (80% policy). The Fund may invest in both domestic and foreign small-capitalization companies. For purposes of this Fund, small-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 2000® Growth Index. The Index is used for purposes of determining range and not for targeting portfolio management. As of June 30, 2022, the Russell 2000 Growth Index had a market capitalization range between $9.6 million and $10.3 billion. The market capitalization range for the Russell 2000 Growth Index will change on a periodic basis. A company’s market capitalization is determined based on its current market capitalization. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The Manager utilizes a bottom-up (researching individual issuers) stock-picking process that considers quality of management and superior financial characteristics (e.g., return on assets, return on equity, operating margin) in its search for companies, thereby focusing on what it believes are higher-quality companies with sustainable growth prospects. The Manager seeks companies that it believes exhibit successful and scalable business models by having one or more of the following characteristics: serving markets that are growing at rates substantially in excess of the average industry and/or the general economy; a company that is a leader in its industry and that possesses an identifiable competitive advantage; that features strong and effective management; that demonstrates a strong commitment to shareholders; that is serving a large and/or fast-growing market opportunity; that is experiencing upward margin momentum, a growth in earnings, growth in revenue and sales and/or positive cash flows; that is increasing market share and/or creating increasing barriers to entry either through technological advancement, marketing, distribution or some other innovative means; or that emphasizes organic growth. The Manager believes that such companies generally have a replicable business model that allows for sustained growth.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities. For example, the Manager may sell a security if it believes that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry or sector of the company. The Manager also may sell a security to reduce the Fund’s holding in that security, if its analysis reveals evidence of a meaningful deterioration in operating trends, if it anticipates a decrease in the company’s ability to grow, if it loses confidence in the management of the company and/or the company’s founder departs, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Under normal circumstances, the Fund generally holds 35 to 50 stocks, although from time to time the Fund may hold more or fewer names depending on the Manager’s assessment of the investment opportunities available.

The Manager may use futures and options to seek to protect unrealized gains in the Fund’s portfolio when the Manager anticipates adverse conditions; to neutralize the effect of any price declines, without selling a security; and to gain exposure to a particular market segment without purchasing individual securities in that segment.

The Manager may permit its affiliates, Macquarie Funds Management Hong Kong Limited (MFMHKL) and Macquarie Investment Management Global Limited (MIMGL), to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The Fund’s 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.

Effective immediately, the following replaces the information in the section entitled “Fund summary – Delaware Small Cap Growth Fund – Who manages the Fund? – Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Timothy J. Miller	Managing Director, Senior Portfolio Manager	December 2022
Kenneth G. McQuade	Managing Director, Senior Portfolio Manager	December 2022

Effective immediately, the following replaces the information in the section entitled "How we manage the Fund – Our principal investment strategies":

The Manager researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors that it believes are the best investments for the Fund. The following are descriptions of how the Manager pursues the Fund's investment objective.

The Fund seeks long-term capital appreciation by investing primarily in common stocks and generally focuses on small-sized companies that address large market opportunities.

The emphasis on portfolio risk diversification is an important contributor to the ability to effectively manage risk, as a desired goal is to have a portfolio of securities that tend not to react in high correlation to one another under any economic or market condition. This emphasis is intended to result in a higher degree of diversification, reduced portfolio volatility, and a smoother more consistent pattern of portfolio returns over the long term.

The Manager begins its investment process by screening the small-capitalization universe for companies with accelerating revenue growth and improving returns on invested capital. Following this initial screening, the Manager utilizes a bottom-up (researching individual issuers) stock-picking process that considers quality of management and superior financial characteristics (e.g., return on assets, return on equity, operating margin) in its search for companies, thereby focusing on what it believes are higher-quality companies with sustainable growth prospects. The Manager seeks companies that it believes exhibit successful and scalable business models by having one or more of the following characteristics: serving markets that are growing at rates substantially in excess of the average industry and/or the general economy; a company that is a leader in its industry and that possesses an identifiable competitive advantage; that features strong and effective management; that demonstrates a strong commitment to shareholders; that is serving a large and/or fast-growing market opportunity; that is experiencing upward margin momentum, a growth in earnings, growth in revenue and sales and/or positive cash flows; that is increasing market share and/or creating increasing barriers to entry either through technological advancement, marketing, distribution or some other innovative means; or that emphasizes organic growth. The Manager believes that such companies generally have a replicable business model that allows for sustained growth.

The Manager may permit its affiliates, MFMHKL and MIMGL, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The Fund’s investment objective is nonfundamental. This means that the Fund’s Board of Trustees (Board) may change the objective without obtaining shareholder approval. If the objective were changed, the Fund would notify shareholders at least 60 days before the change became effective.

Effective immediately, the following replaces the information in the section entitled "Who manages the Fund – Portfolio managers":

Timothy J. Miller and Kenneth G. McQuade are primarily responsible for making day-to-day investment decisions for the Fund.

Timothy J. Miller, CFA Managing Director, Senior Portfolio Manager
Timothy J. Miller is a Senior Portfolio Manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in February 2008 and had served as the portfolio manager for investment companies managed by IICO (or its affiliates) since March 2008. He has been portfolio manager since 2010. He holds a bachelor's degree in business administration from St. Louis University and an MBA from the University of Missouri-St. Louis.

Kenneth G. McQuade Managing Director, Senior Portfolio Manager
Kenneth G. McQuade is a Senior Portfolio Manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in 1997 as an investment analyst. He was an assistant portfolio manager of separately managed small-cap growth accounts at IICO from August 2003 until March 2010. He has been a portfolio manager for the Delaware Ivy VIP Small Cap Growth strategy since 2006 and has been a portfolio manager for Delaware Ivy Small Cap Growth Fund since 2016. He earned a bachelor's degree in finance from Bradley University.

The SAI provides additional information about the portfolio managers' compensation and other accounts managed by the portfolio managers.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated December 5, 2022.